SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                               FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): November 19, 1997

                         LIBERTY PROPERTY TRUST
                 LIBERTY PROPERTY LIMITED PARTNERSHIP
                 ------------------------------------
  (Exact name of registrant as specified in their governing documents)


       MARYLAND                     1-13130             23-7768996
     PENNSYLVANIA                   1-13132             23-2766549
---------------------------      -------------     -------------------
State or other jurisdiction      (Commission       (I.R.S. Employer
 of incorporation)                File Number)     Identification No.)


65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                         19355
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (610) 648-1700

ITEM 5:  OTHER EVENTS
---------------------

Liberty Property Limited Partnership is a Pennsylvania limited partnership (the "Operating Partnership"). Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), owns an approximate 90.11% interest in the Operating Partnership (as of September 30, 1997) (the Trust and the Operating Partnership are collectively referred to as the "Company"):

On November 19, 1997, the Company entered into a contract to acquire title to twenty-two industrial and office properties, comprising 992,925 leaseable square feet, located in Horsham, Pennsylvania, which the Company considers probable of closing (the "Horsham Properties"). The Company's total investment in these properties is $85.3 million. The "total investment" for a property is defined as the property's purchase price plus closing costs and management's estimate, as determined at the time of acquisition, of the cost of necessary building improvements in the case of acquisitions, or land costs and land and building improvement costs in the case of development projects, and where appropriate, other development costs and carrying costs required to reach rent commencement(the "Total Investment").

Pursuant to Rule 3-14 of Regulation S-X, audited historical financial information concerning the Horsham Properties, is provided in Item 7 of this Current Report on Form 8-K. Additionally, certain pro forma information is provided in Item 7.

Factors considered by the Company in determining the price to be paid for the Horsham Properties, included their historical and expected cash flow, the nature of tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the properties and anticipated changes therein under Company ownership, physical condition and locations of the properties, the anticipated effect to the Company's financial results (particularly funds from operations), the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration the capitalization rates at which it believed other comparable buildings were recently sold, but determined the price it was willing to pay primarily on factors discussed above relating to the properties themselves and their fit into the Company's operations. The Company, after investigation of the properties, is not aware of any material fact, other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.

-------------------------------
Statements contained in this report contain forward-looking statements with respect to estimates of Total Investment, pro forma financial information and their underlying assumptions. As such, these statements involve risks and uncertainties that could affect future results, and accordingly, such results may differ from those expressed herein. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and releasing activities and rates.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
                                                                   PAGE
                                                                   ----
(a)  Financial Statements of Businesses Acquired

     (1)  Statement of Operating Revenues and Certain
          Operating Expenses for the Horsham Properties

             Report of Independent Auditors........................   6

             Statement of Operating Revenues and Certain
                Operating Expenses for the Horsham
                Properties for the nine months ended September
                30, 1997 (unaudited) and for the year ended
                December 31, 1996..................................   7

             Notes to the Statement of Operating Revenues and
                Certain Operating Expenses for the Horsham
                Properties for the nine months ended September 30,
                1997 (unaudited) and for the year December 31,
                1996...............................................   8

 (b)   Pro Forma Financial Information (unaudited)
       Liberty Property Trust......................................   11

             Pro Forma Condensed Consolidated Balance Sheet as of
                September 30, 1997.................................   12
             Pro Forma Consolidated Statement of Operations for
                the nine months ended September 30, 1997...........   13
             Notes to Pro Forma Condensed Consolidated Financial
                Statements as of and for the nine months ended
                September 30, 1997.................................   14
             Pro Forma Consolidated Statement of Operations for
                the year ended December 31, 1996...................   15
             Notes to Pro Forma Consolidated Statement of
                Operations for the year ended December 31, 1996....   16

      Liberty Property Limited Partnership.........................   17

             Pro Forma Condensed Consolidated Balance Sheet as of
                September 30, 1997.................................   18
             Pro Forma Consolidated Statement of Operations for
                the nine months ended September 30, 1997...........   19
             Notes to Pro Forma Condensed Consolidated Financial
                Statements as of and for the nine months ended
                September 30, 1997..................................  20
             Pro Forma Consolidated Statement of Operations for
                the year ended December 31, 1996...................   21
             Notes to Pro Forma Consolidated Statement of
                Operations for the year ended December 31, 1996....   22

Signatures.........................................................   23

(c)   Exhibits

         23    Consent of Fegley & Associates......................   24

REPORT OF INDEPENDENT AUDITORS


To The Board of Trustees and Shareholders
Liberty Property Trust


We have audited the accompanying Statement of Operating Revenues and Certain Operating Expenses of the Horsham Properties, as defined in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the management of the Horsham Properties. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Operating Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership) and, as described in Note 1, is not intended to be a complete presentation of the Horsham Properties' revenues and expenses.

In our opinion, the Statement of Operating Revenues and Certain
Operating Expenses referred to above presents fairly, in all material respects, the Operating Revenues and Certain Operating Expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                /s/ FEGLEY & ASSOCIATES
Plymouth Meeting, Pennsylvania                  FEGLEY & ASSOCIATES
November 19, 1997

       STATEMENT OF OPERATING REVENUES AND CERTAIN OPERATING EXPENSES
         FOR THE HORSHAM PROPERTIES FOR THE NINE MONTHS ENDED
    SEPTEMBER 30, 1997 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1996
                              (IN THOUSANDS)

                                               NINE
                                            MONTHS ENDED     YEAR ENDED
                                           SEPTEMBER 30,    DECEMBER 31,
                                                1997            1996
                                           -------------    ------------

Operating revenues:

 Rental                                       $ 5,081         $ 6,499

 Operating expense
  reimbursement                                 2,918           4,174
                                              -------         -------

 Total operating
   revenues                                     7,999          10,673
                                              -------         -------

Certain operating
  expenses:

  Rental property
   expenses                                     2,106           3,105

  Real estate taxes                               698             897
                                              -------         -------

  Total certain
   operating expenses                           2,804           4,002
                                              -------         -------

Operating revenues in
   excess of certain
   operating expenses                         $ 5,195         $ 6,671
                                              =======         =======

The accompanying notes are an integral part of this statement.

               NOTES TO THE STATEMENT OF OPERATING REVENUES AND CERTAIN OPERATING EXPENSES FOR THE HORSHAM PROPERTIES
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
               (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1996


1.  Summary of Significant Accounting Policies
----------------------------------------------

The Statement of Operating Revenues and Certain Operating Expenses (see "Basis of Presentation" below) includes the operations of the Horsham Properties. Liberty Property Trust (the "Company") owns an approximate 90.11% partners' interest in the Operating Partnership (as of September 30, 1997) (the Trust and the Operating Partnership are collectively referred to as the "Company").

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------

181-187 Gibraltar Road      Horsham, Pennsylvania   Single story flex
                                                      building
                                                      48,870 square feet

104 Rock Road               Horsham, Pennsylvania   Single story flex
                                                      building
                                                      51,375 square feet

123-135 Rock Road           Horsham, Pennsylvania   Single story flex
                                                      building
                                                      37,500 square feet

111-159 Gibraltar Road      Horsham, Pennsylvania   Single story flex
                                                      building
                                                      62,992 square feet

161-175 Gibraltar Road      Horsham, Pennsylvania   Single story flex
                                                      building
                                                      49,732 square feet

125-137 Gibraltar Road      Horsham, Pennsylvania   Single story flex
                                                      building
                                                      42,000 square feet

261-283 Gibraltar Road      Horsham, Pennsylvania   Single story flex
                                                      building
                                                      60,000 square feet

201-223 Witmer Road         Horsham, Pennsylvania   Single story flex
                                                      building
                                                      60,000 square feet

231-237 Gibraltar Road      Horsham, Pennsylvania   Single story flex
                                                      building
                                                      60,000 square feet

PROPERTY NAME               LOCATION                DESCRIPTION
--------------------------  --------------------    --------------------

100 Gibraltar Road          Horsham, Pennsylvania   Single story office
                                                      building
                                                      2,800 square feet

101 Gibraltar Road          Horsham, Pennsylvania   Two story office
                                                      building
                                                      56,845 square feet

506 Prudential Road         Horsham, Pennsylvania   Single story office
                                                     building
                                                     18,200 square feet

113-123 Rock Road           Horsham, Pennsylvania   Single story office
                                                     building
                                                     37,500 square feet

101-111 Rock Road           Horsham, Pennsylvania   Single story office
                                                     building
                                                     37,884 square feet

120 Gibraltar Road          Horsham, Pennsylvania   Three story office
                                                     building
                                                     49,118 square feet

110 Gibraltar Road          Horsham, Pennsylvania   Two story office
                                                     building
                                                     59,069 square feet

100-107 Lakeside Drive      Horsham, Pennsylvania   Single story office
                                                     building
                                                     27,465 square feet

200-264 Lakeside Drive      Horsham, Pennsylvania   Single story office
                                                     building
                                                     54,623 square feet

300-309 Lakeside Drive      Horsham, Pennsylvania   Single story office
                                                     building
                                                     43,832 square feet

400-445 Lakeside Drive      Horsham, Pennsylvania   Two story office
                                                     building
                                                     62,123 square feet

104 Witmer Road             Horsham, Pennsylvania   Single story office
                                                     building
                                                     24,300 square feet

201 Gibraltar Road          Horsham, Pennsylvania   Single story office
                                                     building
                                                     46,697 square feet

USE OF ESTIMATES
----------------

Generally accepted accounting principles required management to make estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported revenues and expenses.

BASIS OF PRESENTATION
---------------------

The Statement of Operating Revenues and Certain Operating Expenses is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, depreciation, interest and income taxes are not presented. The Company is not aware of any factors relating to the Horsham Properties that would cause the reported financial information not to be indicative of future operating results. General company overhead has not been allocated to the Horsham Properties.

The financial information presented for the nine months ended September 30, 1997 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Statement of Revenues and Certain Operating Expenses for the Horsham Properties.

The property consists of commercial office space leased to tenants under leases with varying terms. Tenant renewal options are available.

REVENUE RECOGNITION
-------------------

Base rental income attributable to leases is recorded on a straight-line basis over the applicable lease term. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses which are included in the accompanying Statement of Operating Revenue and Certain Operating Expenses as operating expense reimbursements.

2.   MINIMUM FUTURE RENTALS
---------------------------

Future minimum rental payments due from tenants of the Horsham
Properties under non-cancellable operating leases as of December 31, 1996 are as follows (in thousands):

                1997                         $ 6,209
                1998                           3,862
                1999                           2,150
                2000                             718
                2001                             229
                Thereafter                       152
                                             -------
                Total                        $13,320
                                             =======
                                 -10-

LIBERTY PROPERTY TRUST

PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of September 30, 1997 reflects the incremental effect of the Horsham Properties described in Item 5 as if the acquisitions had occurred on September 30, 1997. The accompanying unaudited, pro forma consolidated statement of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 reflect the incremental effect of the Horsham Properties, as if such acquisitions had occurred on January 1, 1996. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 and its Annual Report on Form 10-K for the year ended December 31, 1996. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Horsham Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Horsham Properties had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                         LIBERTY PROPERTY TRUST

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF SEPTEMBER 30, 1997
                        (UNAUDITED, IN THOUSANDS)
                                                                    LIBERTY
                                                   THE              PROPERTY
                                   HISTORICAL    HORSHAM             TRUST
                                      <F1>      PROPERTIES        CONSOLIDATED
                                   ----------   -----------       ------------
ASSETS:
Investment in real estate, net     $1,625,549   $  85,305   <F2>   $1,710,854
Cash and cash equivalents              24,097           -              24,097
Deferred financing and
 leasing costs, net                    29,439           -              29,439
Other assets                           56,114           -              56,114
                                   ----------   -----------       -----------

   Total assets                    $1,735,199   $  85,305          $1,820,504
                                   ==========   ===========       ===========

LIABILITIES:
Mortgage loans                     $  391,055   $       -          $  391,055
Unsecured notes                       200,000           -             200,000
Subordinated debentures               114,820           -             114,820
Line of credit                        146,000      85,305   <F3>      231,305
Other liabilities                      86,633           -              86,633
                                   ----------   -----------       -----------

   Total liabilities                  938,508      85,305           1,023,813
                                   ----------   -----------       -----------

MINORITY INTEREST                      66,430           -              66,430

SHAREHOLDERS' EQUITY:
Series A preferred shares             125,000           -             125,000
Common shares                              43           -                  43
Additional paid-in capital            606,309           -             606,309
Unearned compensation                  (1,091)          -              (1,091)
Retained earnings                           -           -                   -
                                   ----------   -----------       -----------

     Total shareholders' equity       730,261           -             730,261
                                   ----------   -----------       -----------

     Total liabilities and
      shareholders' equity         $1,735,199   $  85,305          $1,820,504
                                   ==========   ===========       ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                          LIBERTY PROPERTY TRUST

               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
           (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNT)
                                           THE                             LIBERTY
                                         HORSHAM          PRO              PROPERTY
                           HISTORICAL   PROPERTIES       FORMA              TRUST
                              <F1>         <F4>       ADJUSTMENTS        CONSOLIDATED
                           ----------   -----------   ------------       ------------
REVENUE
Rental                     $  119,223   $  5,081                           $124,304
Operating expense reim-
 bursement                     38,121      2,918                             41,039
Management fees                   516          -                                516
Interest and other              2,244          -                              2,244
                           ----------   ---------                        -----------
Total revenue                 160,104      7,999                            168,103
                           ----------   ---------                        -----------

OPERATING EXPENSES
Rental property expenses       29,849      2,106                             31,955
Real estate taxes              12,297        698                             12,995
General and administrative      7,602          -                              7,602
Depreciation and amorti-
 zation                        28,787          -        $1,599  <F5>         30,386
                           ----------   ---------     ---------          -----------

Total operating expenses       78,535      2,804         1,599               82,938
                           ----------   ---------     ---------          -----------

Operating income               81,569      5,195        (1,599)              85,165

Premium on debenture
  conversion                       98          -             -                   98

Write off of deferred
  financing costs               2,919          -             -                2,919

Interest expense               37,252          -         4,344  <F6>         41,596
                           ----------   ---------     ---------          -----------
Income (loss) before
 minority interest             41,300      5,195        (5,943)              40,552

Minority interest               3,815        497          (571) <F7>          3,741
                           ----------   ---------     ---------          -----------

Net income (loss)              37,485      4,698        (5,372)              36,811  <F8>

Preferred dividend              1,497          -             -                1,497
                           ----------   ---------     ---------          -----------
Income available to
  common shareholders      $   35,988   $  4,698       $(5,372)          $   35,314
                           ==========   =========     ==========         ===========
Net income per common
 share - primary                                                         $      .92
                                                                         ===========
Weighted average number
 of common shares out-
 standing                                                                    38,551
                                                                         ===========

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                            LIBERTY PROPERTY TRUST

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
              AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                        (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
September 30, 1997 and for the nine months ended September 30, 1997.

<F2>  Reflects the Total Investment in the Horsham Properties.

<F3>  Reflects the use of $85,305 from the line of credit to finance the
Total Investment in the Horsham Properties.

<F4>  Reflects incremental addition of revenues and certain expenses of the Horsham Properties in order to reflect a full nine months of operations for these acquisitions.

<F5>  Reflects incremental depreciation of the Horsham Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $85,305 on the line of credit to fund the purchase of the Horsham Properties.

<F7>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 9.58%.

<F8>  The Company's pro forma taxable income for the nine month period ended September 30, 1997 is approximately $29,682 which has been calculated as pro forma income from operations of approximately $36,811 GAAP depreciation and amortization of $30,386 less tax basis depreciation and amortization and other tax differences of approximately $37,515.

                         LIBERTY PROPERTY TRUST
                    PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1996
            (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNT)
                                            THE                            LIBERTY
                                          HORSHAM          PRO             PROPERTY
                           HISTORICAL    PROPERTIES       FORMA             TRUST
                              <F1>          <F2>       ADJUSTMENTS       CONSOLIDATED
                           ----------    ----------    ------------      ------------
REVENUE
Rental                     $  112,841     $ 6,499                          $ 119,340
Operating expense reim-
 bursement                     35,886       4,174                             40,060
Management fees                 1,340           -                              1,340
Interest and other              4,198           -                              4,198
                           ----------     --------                         ---------
Total revenue                 154,265      10,673                            164,938
                           ----------     --------                         ---------

OPERATING EXPENSES
Rental property expenses       29,624       3,105                             32,729
Real estate taxes              11,229         897                             12,126
General and administrative      8,023           -                              8,023
Depreciation and amorti-
 zation                        28,203           -         $ 2,133  <F3>       30,336
                           ----------     --------        --------         ---------

Total operating expenses       77,079       4,002           2,133             83,214
                           ----------     --------        ---------        ---------

Operating income               77,186       6,671          (2,133)            81,724

Premium on debenture con-
 version                        1,027           -               -              1,027
Interest expense               38,528           -           5,792  <F4>       44,320
                           ----------     --------        --------         ---------

Income (loss) before
 minority interest             37,631       6,671          (7,925)            36,377

Minority interest               3,891         690            (820) <F5>        3,761
                            ----------    --------        --------        ----------

Net income (loss)          $   33,740     $ 5,981         $(7,105)         $  32,616 <F6>
                           ==========     ========        ========        ==========

Net income per common
 share - primary                                                           $    1.10
                                                                          ==========

Weighted average number
 of common shares out-
 standing                                                                     29,678
                                                                          ==========

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                          LIBERTY PROPERTY TRUST

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    FOR THE YEAR ENDED DECEMBER 31, 1996
                      (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical operations of the company for the year ended
December 31, 1996.

<F2>  Reflects the incremental addition of revenues and certain expenses of the Horsham Properties in order to reflect a full twelve months of operations for these acquisitions.

<F3>  Reflects incremental depreciation of the Horsham Properties based on asset lives of 40 years.

<F4>  Reflects an incremental increase in interest expense from the assumed borrowings of $85,305 on the line of credit to fund the purchase of the Horsham Properties.

<F5>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 10.34%.

<F6>  The Company's pro forma taxable income for the year ended December
31, 1996 is approximately $31,283 which has been calculated as pro forma income from operations of approximately $32,616 plus GAAP depreciation and amortization of $30,336 less tax basis depreciation and amortization and other tax differences of approximately $31,669.

                 LIBERTY PROPERTY LIMITED PARTNERSHIP

              PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of September 30, 1997 reflects the incremental effect of the Horsham Properties described in Item 5 as if the acquisitions had occurred on September 30, 1997. The accompanying unaudited, pro forma consolidated statement of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 reflects the incremental effect of the Horsham Properties, as if such acquisitions had occurred on January 1, 1996. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 and its Annual Report on Form 10-K for the year ended December 31, 1996. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Horsham Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Horsham Properties had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                LIBERTY PROPERTY LIMITED PARTNERSHIP

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                      AS OF SEPTEMBER 30, 1997
                     (UNAUDITED, IN THOUSANDS)
                                                                    LIBERTY
                                                   THE              PROPERTY
                                   HISTORICAL    HORSHAM             TRUST
                                      <F1>      PROPERTIES        CONSOLIDATED
                                   ----------   -----------       ------------
ASSETS:
Investment in real estate, net     $1,625,549   $  85,305   <F2>   $1,710,854
Cash and cash equivalents              24,097           -              24,097
Deferred financing and
 leasing costs, net                    29,439           -              29,439
Other assets                           56,114           -              56,114
                                   ----------   -----------       -----------

   Total assets                    $1,735,199   $  85,305          $1,820,504
                                   ==========   ===========       ===========

LIABILITIES:
Mortgage loans                     $  391,055   $       -          $  391,055
Unsecured notes                       200,000           -             200,000
Subordinated debentures               114,820           -             114,820
Line of credit                        146,000      85,305   <F3>      231,305
Other liabilities                      86,633           -              86,633
                                   ----------   -----------       -----------

   Total liabilities                  938,508      85,305           1,023,813
                                   ----------   -----------       -----------

OWNERS' EQUITY:
General partner's equity              730,261           -             730,261
Limited partners' equity               66,430           -              66,430

                                   ----------   -----------       -----------

     Total owners' equity             796,691           -             796,691
                                   ----------   -----------       -----------

     Total liabilities and
      shareholders' equity         $1,735,199   $  85,305          $1,820,504
                                   ==========   ===========       ===========

                          LIBERTY PROPERTY LIMITED PARTNERSHIP

                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                              (UNAUDITED AND IN THOUSANDS)
                                                                           LIBERTY
                                           THE                            PROPERTY
                                         HORSHAM          PRO              LIMITED
                           HISTORICAL   PROPERTIES       FORMA           PARTNERSHIP
                              <F1>         <F4>       ADJUSTMENTS        CONSOLIDATED
                           ----------   -----------   ------------       ------------
REVENUE
Rental                     $  119,223   $  5,081                         $   124,304
Operating expense reim-
 bursement                     38,121      2,918                              41,039
Management fees                   516          -                                 516
Interest and other              2,244          -                               2,244
                           ----------   ---------                        ------------
Total revenue                 160,104      7,999                             168,103
                           ----------   ---------                        ------------

OPERATING EXPENSES
Rental property expenses       29,849      2,106                              31,955
Real estate taxes              12,297        698                              12,995
General and administrative      7,602          -                               7,602
Depreciation and amorti-
 zation                        28,787          -        $ 1,599   <F5>        30,386
                           ----------   ---------     ----------         ------------

Total operating expenses       78,535      2,804          1,599               82,938
                           ----------   ---------     ----------         ------------

Operating income               81,569      5,195         (1,599)              85,165

Premium on debenture
  conversion                       98          -              -                   98

Write off of deferred
  financing costs               2,919          -              -                2,919

Interest expense               37,252          -          4,344   <F6>        41,596
                           ----------   ---------     ----------         ------------

Net income (loss)          $   41,300   $  5,195      $  (5,943)         $    40,552
                           ==========   =========     ==========         ============

Net income (loss)
 allocated to general
 partner                   $   37,485   $  4,698      $  (5,372)         $    36,811

Net income (loss)
 allocated to limited
 partners                       3,815        497           (571)  <F7>         3,741
                           ==========   =========     ==========         ============

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
              AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                     (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
September 30, 1997 and for the nine months ended September 30, 1997.

<F2>  Reflects the Total Investment in the Horsham Properties.

<F3>  Reflects the use of $85,305 from the line of credit to finance the
Total Investment in the Horsham Properties.

<F4>  Reflects the incremental addition of revenues and certain expenses of the Horsham Properties in order to reflect a full nine months of operations for these acquisitions.

<F5>  Reflects incremental depreciation of the Horsham Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $85,305 on the line of credit to fund the purchase of the Horsham Properties.

<F7>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 9.58%.

                        LIBERTY PROPERTY LIMITED PARTNERSHIP

                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1996
                              (UNAUDITED AND IN THOUSANDS)
                                                                             LIBERTY
                                            THE                              PROPERTY
                                          HORSHAM            PRO             LIMITED
                           HISTORICAL    PROPERTIES         FORMA          PARTNERSHIP
                              <F1>          <F2>         ADJUSTMENTS       CONSOLIDATED
                           ----------   ------------     ------------      ------------
REVENUE
Rental                     $  112,841   $   6,499                           $ 119,340
Operating expense reim-
 bursement                     35,886       4,174                              40,060
Management fees                 1,340           -                               1,340
Interest and other              4,198           -                               4,198
                           ----------   ----------                          ---------
Total revenue                 154,265      10,673                             164,938
                           ----------   ----------                          ---------

OPERATING EXPENSES
Rental property expenses       29,624       3,105                              32,729
Real estate taxes              11,229         897                              12,126
General and administrative      8,023           -                               8,023
Depreciation and amorti-
 zation                        28,203           -          $ 2,133  <F3>       30,336
                           ----------   ----------       ----------         ---------

Total operating expenses       77,079       4,002            2,133             83,214
                           ----------   ----------       ----------         ---------

Operating income               77,186       6,671           (2,133)            81,724

Premium on debenture con-
 version                        1,027           -                -              1,027
Interest expense               38,528           -            5,792  <F4>       44,320
                           ----------   ----------       ----------         ---------

Net income (loss)          $   37,631   $   6,671         $ (7,925)         $  36,377
                           ==========   ==========       ==========         =========

Net income (loss)
 allocated to general
 partner                   $   33,740   $   5,981         $ (7,105)         $  32,616

Net income (loss)
 allocated to limited
 partners                       3,891         690             (820) <F5>        3,761
                           ==========   ==========       ==========         =========

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                     LIBERTY PROPERTY LIMITED PARTNERSHIP

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                      (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company for the year ended December 31, 1996.

<F2>  Reflects the incremental addition of revenue and certain expenses of the Horsham Properties in order to reflect a full twelve months of operations for these acquisitions.

<F3>  Reflects incremental depreciation of the Horsham Properties based on asset lives of 40 years.

<F4>  Reflects an incremental increase in interest expense from the assumed borrowings of $85,305 on the line of credit to fund the purchase of the Horsham Properties.

<F5>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 10.34%.

                              SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIBERTY PROPERTY TRUST



Dated:  November 19, 1997       BY: /s/ WILLARD G. ROUSE, III
                                ----------------------------------------
                                NAME:   Willard G. Rouse, III
                                TITLE:  Chief Executive Officer


                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                BY:  LIBERTY PROPERTY TRUST,
                                     SOLE GENERAL PARTNER


Dated:  November 19, 1997       BY: /s/ WILLARD G. ROUSE, III
                                ----------------------------------------
                                NAME:   Willard G. Rouse, III
                                TITLE:  Chief Executive Officer

                                                             EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference in the Registration Statement (Form S-3 No. 33-94782) and related Prospectus of Liberty Property Trust and Liberty Property Limited Partnership, to the incorporation by reference in the Registration Statement (Form S-3 No. 333-14139) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-3 No. 333-22211) and related Prospectus of Liberty Property Trust and Liberty Property Limited Partnership, to the incorporation by reference in the Registration Statement (Form S-8 No. 33-94036) and related Prospectus of Liberty Property Trust, of our report dated November 19, 1997, with respect to the Statement of Operating Revenues and Certain Operating Expenses for the Horsham Properties included in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership dated November 19, 1997, filed with the Securities and Exchange Commission.



                                                 /s/ FEGLEY & ASSOCIATES
                                                 Fegley & Associates
                                                 Plymouth Meeting, PA
                                                 November 19, 1997